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                                                                   Exhibit 10.54


                                  AMENDMENT TO
                           ADMINISTRATIVE REGULATIONS

                          HARRAH'S ENTERTAINMENT, INC.
                  (FORMERLY THE PROMUS COMPANIES INCORPORATED)

                           LONG TERM COMPENSATION PLAN



         Pursuant to approval by the Human Resources Committee on December 12, 1996, the Administrative Regulations for the Long Term Compensation Plan are amended to add the following Section 4.3:

         "4.3 The reference to "any year" in Section D(2) of the 1990 Stock Option Plan relating to the Award Limit is deemed to refer to each fiscal year of the Company."

                                *****************

         I hereby certify that the foregoing amendment to the Administrative Regulations for the Long Term Compensation Plan was duly adopted by the Human Resources Committee of the Board of Directors of Harrah's Entertainment, Inc. on December 12, 1996.

         Executed as of this 12th day of December, 1996.




                                       /s/ Neil F. Barnhart
                                       -------------------------
                                       Neil F. Barnhart
                                       Vice President